SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IROQ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on November 21, 2022.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on October 12, 2022 (the “Proxy Statement”).  Of the 3,337,626 shares outstanding and entitled to vote, 2,753,359 were present at the meeting in person or by proxy.  The votes cast are as follows:

1.
The election of three directors of the Company to serve for three-year terms and until their successors are elected and qualified, and one director of the Company to serve for a one-year term and until his successor is elected and qualified.

	For	Withhold	Broker Non-Votes

Dr. Rodney E. Yergler	1,448,706	672,748	631,905

	For	Withhold	Broker Non-Votes

Alan D. Martin	1,414,759	706,695	631,905

	For	Withhold	Broker Non-Votes

Pamela J. Verkler	1,572,281	549,173	631,905

	For	Withhold	Broker Non-Votes

Richard S. Stenzinger	1,577,761	543,693	631,905
(one-year term)

2.	The approval of the IF Bancorp, Inc. 2022 Equity Incentive Plan.
Shares Voted For	Shares Voted Against	Broker Non-Votes	Abstentions

1,450,685	651,912	631,905	18,857

3.	The ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2023.
Shares Voted For	Shares Voted Against	Abstentions

2,481,493	264,581	7,285

4.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

Shares Voted For	Shares Voted Against	Broker Non-Votes	Abstentions

1,739,203	369,119	631,905	13,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: November 22, 2022	By:	/s/ Pamela J. Verkler
Pamela J. Verkler
Senior Executive Vice President and Chief Financial Officer